UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 1, 2017

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36393 (Commission File Number)	80-0957485 (IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma (Address of principal executive offices)	73142 (Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on May 1, 2017, at the annual meeting of stockholders (the “Annual Meeting”) of Paycom Software, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares reserved for issuance pursuant to awards under the LTIP by 2,000,000 shares (the “LTIP Amendment”). As a result, the LTIP Amendment became effective on May 1, 2017.

A description of the LTIP Amendment was included under the heading “Proposal 4: Approval of an Amendment to the LTIP to Increase the Number of Shares Reserved for Issuance Pursuant to Awards” in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2017 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the LTIP Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference. A description of the material terms of the LTIP was included under the heading “Proposal 5: Approval of the Material Terms of the Performance Goals Set Forth in the LTIP” in the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 1, 2017. A total of 52,090,436 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Proxy Statement.

Proposal 1: Election of two Class I directors, each to serve until the date of the 2020 annual meeting of stockholders and until his successor has been duly elected and qualified, or his earlier death, resignation or removal

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Larry Parman	46,807,429	54,872	5,228,135
J.C. Watts, Jr.	46,085,950	776,351	5,228,135

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017

Votes Cast For	Votes Cast Against	Abstentions
51,954,436	124,995	11,005

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
42,260,916	4,584,205	17,180	5,228,135

Proposal 4: Approval of the LTIP Amendment

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
44,711,391	2,136,670	14,240	5,228,135

Proposal 5: Approval of the material terms of the performance goals set forth in the LTIP for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
45,823,331	1,018,228	20,741	5,228,136

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	First Amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: May 4, 2017	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	First Amendment to the Paycom Software, Inc. 2014 Long-Term Incentive Plan